JULY 23, 2025
SUPPLEMENT TO THE FOLLOWING:
HARTFORD SCHRODERS INTERNATIONAL CONTRARIAN VALUE FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders International Contrarian Value Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Nick Kirrage, CFA will no longer serve as a portfolio manager for the Hartford Schroders International Contrarian Value Fund (the “Fund”). Simon Adler, CFA and Liam Nunn, CFA will remain as portfolio managers for the Fund. Mr. Kirrage’s portfolio management responsibilities for the Fund have transitioned to the Fund’s remaining portfolio managers. Accordingly, effective immediately, all references to Nick Kirrage, CFA in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7753
July 2025